UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2009

Watson Wyatt Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16159	52-2211537
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

901 N. Glebe Road Arlington, Virginia		22203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (703) 258-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

In a press release on August 13, 2009, Watson Wyatt Worldwide, Inc. (the “Company”) announced and commented on its financial results for the fourth quarter and full year of fiscal year 2009 and provided its financial outlook for fiscal 2010.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits

(c)          Exhibits.          The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Watson Wyatt Worldwide, Inc.’s earnings release for the fourth quarter and full year of fiscal year 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATSON WYATT WORLDWIDE, INC.
(Registrant)

Date: August 13, 2009	By:	/s/ John. J. Haley
Name: John J. Haley
Title: President and Chief Executive Officer

Date: August 13, 2009	By:	/s/ Roger F. Millay
Name: Roger F. Millay
Title: Vice President and Chief Financial Officer

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